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                             SUMMIT INVESTMENT TRUST
                             SUMMIT HIGH YIELD FUND
                             HIGH YIELD SHARES CLASS

                         SUPPLEMENT DATED JULY 31, 1997
                                       TO
                        PROSPECTUS DATED OCTOBER 1, 1996,
             AS SUPPLEMENTED ON OCTOBER 31, 1996 AND APRIL 15, 1997

The following information supplements the information, and supersedes any contrary information contained in the Prospectus of the High Yield Shares class (the "High Yield Class") of shares of the Summit High Yield Fund (the "Fund") of Summit Investment Trust (the "Trust").

Effective July 31, 1997, the Fund will offer only the High Yield Class of the Fund and will no longer offer the Institutional Service Shares Class (the "Service Class"), which is an additional class of shares of the Fund offered through a separate prospectus. At its regular quarterly board meeting held on June 18, 1997, the Board of Trustees of the Trust determined to effectuate the exchange of shares of the Service Class into shares of the High Yield Class and, effective upon the completion of the exchange of all shares of the Service Class for shares of the High Yield Class (the "Exchange"), to terminate the Service Class.

Effective July 31, 1997, the following changes are made to the "Investing with Summit Investment Trust" section of the Prospectus:

On page 29, after the second full paragraph under the heading titled "How to Purchase Shares", please insert the following paragraph:

     For purchases made in connection with 401(k) plans, 403(b) plans and other employer-sponsored, qualified retirement plans, as well as "wrap" type programs, non-transactional fee fund programs and programs offered by fee-based financial planners and other types of institutions, the applicable sales charge may be waived.

On page 31, after the second full paragraph under the heading titled "Sales Charge", please insert the following paragraph:

     An investor who purchases $500,000 or more of the Shares and is not assessed a sales charge at the time of purchase, will be assessed a sales charge equivalent to 1% of the lesser of the purchase price or the current net asset value of the Shares if such investor redeems any or all of such Shares prior to the first anniversary of the purchase. In determining whether the sales charge of 1% is payable, the Fund will first redeem shares not subject to the 1% sales charge. Under certain circumstances, commissions up to the amount of the entire sales charge will be reallowed to financial institutions and intermediaries, which might then be deemed to be "underwriters" under the 1933 Act.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.